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                                                                   EXHIBIT 23.1



                          CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (Nos. 333-33857, 333-34773, 333-39415, 333-45397) and in the Registration Statement on Form S-8 (No. 333-22197) of Acacia Research Corporation of our report dated March 25, 1998 appearing on page F-1 of this Form 10-K.


/s/ PRICE WATERHOUSE LLP

Price Waterhouse LLP
Los Angeles, California
March 25, 1998